United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 10, 2008


                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
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              (Exact name of registrant as specified in its charter

  Rhode Island                      0-16704                  05-0344399
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 (State of incorporation         (Commission                (IRS Employer Iden-
  or organization)                File Number)                tification No.)

  75 Hammond Street, Worcester, Massachusetts                             01610
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  (address of principal executive offices)                           (Zip Code)

  Registrant's telephone number:  508-755-4000
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 1.01. Entry Into Material Definitive Agreement
           ----------------------------------------

          On January 10, 2008 (the "Closing Date"), Providence and Worcester Railroad Company (the "Company") sold 239,523 shares of its common stock, par value $0.50 per share (the "Shares"), to GATX Corporation ("GATX"), for a total purchase price of $5,509,029, pursuant to a Common Stock Purchase Agreement by and between the Company and GATX (the "Stock Purchase Agreement"). The Shares represent approximately five percent (5%) of the Company's issued and outstanding common stock. The Stock Purchase Agreement provides that the Company must use the proceeds from the sale of the Shares for capital improvements to enhance the Company's railroad lines. Pursuant to the Stock Purchase Agreement, GATX is entitled to designate a person to be placed upon the slate of individuals nominated to serve as members of the Board of Directors of the Company, to be elected at the Company's Annual Meeting. In connection with the Stock Purchase Agreement, the Company and GATX also entered into a Registration Rights Agreement pursuant to which GATX is granted the right to demand registration of the Shares beginning 180 days following the Closing Date, by means of an underwritten public offering, and certain piggyback rights in connection with the registration by the Company of any of its common stock.

          Simultaneous  with  the  parties'  execution  of  the  Stock  Purchase
          Agreement, the parties entered into an Exclusive Railcar Supply Agreement (the "ERSA") pursuant to which the Company granted GATX the exclusive right to supply the Company with railcars for certain rail traffic, on market-competitive terms to be determined by the parties. The ERSA further provides that the Company and GATX will review the Company's existing rail traffic and evaluate the possible replacement of non-GATX railcars with GATX-provided railcars. Railcars leased by the Company pursuant to the ERSA will be supplied pursuant to fixed-rate, structured utilization, or other lease arrangements, the terms of which may guarantee payment to GATX of any projected shortfall in acceptable risk-adjusted return to GATX.

          Pursuant to the ERSA, the Company and GATX also entered into two separate purchase agreements whereby GATX acquired from the Company 72 mill gondolas in exchange for 137 open-top hoppers. Such exchange of mill gondolas for open-top hoppers was conducted through a tax-free exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended. Simultaneous with the execution of the ERSA, the parties also entered into a transaction for the lease of certain mill gondolas. The ERSA further provides that at such time as manufacture is completed, the Company will sponsor at least 200 new GATX-owned bi-level automobile-carrying railcars for use in common with railroads engaged in the transportation of motor vehicles.

          The initial term of the ERSA is a period of five years, which term automatically renews for successive one-year periods thereafter, unless either party provides prior timely written notice of its intent not to renew.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(c)      Exhibits

         99.1     Press Release dated January 10, 2008

                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    Providence and Worcester
                                      Railroad Company

                                    By: /s/ Robert J. Easton
                                        --------------------
                                    Robert J. Easton, Treasurer and
                                    Chief Financial Officer

Date: January 16, 2008

                                                                    Exhibit 99.1
                                                                    ------------

                                       -----------------------------------------
                                       Providence and Worcester Railroad Company
                                       -----------------------------------------


Contact:   Marie A. Angelini

75   Hammond Street
Worcester, MA  01610

Phone(508) 755-4000, ext. 365
Fax  (508) 795-0748


Press Release
                    Providence and Worcester Railroad Company
                   Announces Transaction With GATX Corporation

Worcester, MA, January 10, 2008, Providence and Worcester Railroad Company ("P&W", AMEX: PWX) today announced that pursuant to certain agreements between the Company and GATX Corporation ("GATX"; NYSE: GMT), GATX has purchased 239,523 newly-issued shares of P&W's common stock, or approximately five percent (5%) of its outstanding common stock, for $5,509,029.00. Under the terms of the Stock Purchase Agreement, GATX will be entitled to one seat on P&W's Board of Directors.

In addition, GATX has become P&W's exclusive provider of substantially all of P&W's rail car needs. As part of these arrangements, P&W and GATX have entered into various transactions covering approximately 400 railcars of three major types.

P. Scott Conti, P&W's President, said, "We are excited about GATX's involvement with P&W and, particularly, the potential growth opportunities for the two organizations through this unique partnership."

P&W is a regional freight railroad operating in the states of Massachusetts, Rhode Island, Connecticut and New York. P&W transports a wide variety of commodities, including automobiles, construction aggregate, iron and steel products, chemicals, lumber, scrap metals, plastic resins, cement, coal, construction and demolition debris, processed foods and edible foodstuffs, such as frozen foods, corn syrup and animal and vegetable oils. By agreement with a private operator, P&W also operates two approved custom-bonded intermodal yards in Worcester, MA, primarily for the movement of container traffic from the Far East destined for points in New England.

--------------------- This release contains "forward-looking statements" within the meaning of section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements represent the Company's present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic condition, and changing competition which could cause actual results to differ materially from those indicated herein. Further information on these risk factors is included in the Company's filings with the Securities and Exchange Commission.


Contact Person: P&W: Marie A. Angelini
                     (508) 755-4000 (x365)